EXHIBIT 10.27

EXECUTION VERSION

INCREMENTAL AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 9, 2013 (this “Amendment”), is made and entered into by and among Endurance International Group Holdings, Inc., a Delaware corporation (formerly WP Expedition Holdings L.P., a Delaware limited partnership) (“Holdings”), EIG Investors Corp., a Delaware corporation (the “Borrower”), each of the entities listed under the caption “Incremental Amendment Additional Term Lenders” on the signature pages hereto (each, an “Incremental Amendment Additional Term Lender” and, collectively, the “Incremental Amendment Additional Term Lenders”), Credit Suisse AG, as Administrative Agent (in such capacity, the “Administrative Agent”) and, for purposes of Sections 7 and 9 hereof only, the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the Second Amended and Restated Credit Agreement dated as of November 9, 2012 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrower, the lenders party thereto and Credit Suisse AG, as Administrative Agent;

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Term Loans (as defined below) and (b) the proceeds of the borrowings under the Incremental Term Loans will be used (i) for general corporate purposes of the Borrower and its Subsidiaries (including to repay existing Revolving Loans and finance one or more acquisitions or investments permitted under the Credit Agreement) and (ii) to pay fees and expenses incurred in connection with the foregoing (the transactions described in this paragraph, collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.20 of the Credit Agreement, the Borrower has requested that (a) the Incremental Amendment Additional Term Lenders provide additional Term Loans in an aggregate principal amount of $90,000,000 (the “Incremental Term Loans”) and (b) the Credit Agreement be amended in the manner provided for herein. The proceeds of the Incremental Term Loans will be used solely for the purposes described in the immediately preceding paragraph; and

WHEREAS, the Incremental Amendment Additional Term Lenders are willing to provide the Incremental Term Loans to the Borrower on the Incremental Amendment Effective Date (as defined below) and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is an “Incremental Term Facility Amendment” and a “Loan Document”, each as defined in the Credit Agreement.

SECTION 2. Incremental Term Loans. (a) Each Incremental Amendment Additional Term Lender hereby agrees, severally and not jointly, to make an Incremental Term Loan to the Borrower on the Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Incremental Amendment Additional Term Lender’s name on Schedule I attached hereto, on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth below. The Incremental Term Loans shall be deemed to be “Term Loans” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Term Loans outstanding on the date hereof immediately prior to the Incremental Amendment Effective Date (the “Existing Term Loans”) except as otherwise set forth in this Amendment.

(b) The Incremental Term Loans shall be made as a single Eurodollar Borrowing, with an initial Interest Period that commences on the Incremental Amendment Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans on the Incremental Amendment Effective Date. During such initial Interest Period, the Adjusted LIBO Rate applicable to the Incremental Term Loans shall be the same Adjusted LIBO Rate applicable for the Existing Term Loans as of the Incremental Amendment Effective Date. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Incremental Amendment Effective Date, the Existing Term Loans and the Incremental Term Loans shall constitute a single Class and a single Borrowing of Term Loans for all purposes under the Credit Agreement (as amended hereby).

(c) Unless previously terminated, the commitments of the Incremental Amendment Additional Term Lenders pursuant to Section 2(a) shall terminate upon the making of the Incremental Term Loans on the Incremental Amendment Effective Date.

(d) Each Incremental Amendment Additional Term Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Term Loan, has been made available to such Incremental Amendment Additional Term Lender by the Administrative Agent; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of Credit Suisse Securities (USA) LLC, Goldman Sachs Lending Partners LLC or Morgan Stanley Senior Funding, Inc., each in its capacity as a lead arranger and bookrunner with respect to this Amendment (collectively, the “Incremental Amendment Arrangers”), or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Incremental Amendment Effective Date such Incremental Amendment Additional Term Lender shall be a “Lender” and an “Additional Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Additional Term Lender thereunder.

SECTION 3. Amortization of Terms Loans. The Borrower hereby agrees that effective as of the Incremental Amendment Effective Date, the Term Loans (including the Existing Term Loans and the Incremental Term Loans) shall amortize as set forth on Schedule II hereto, and the amount of each payment of principal in respect of the Term Loans pursuant to Section 2.10(a) of the Credit Agreement shall, in lieu of the applicable amount set forth therein, be in the applicable amount set forth on Schedule II hereto (as adjusted from time to time in accordance with the terms of Section 2.10(c) of the Credit Agreement (as amended hereby)).

SECTION 4. Original Issue Discount. The Incremental Term Loans will be funded to the Borrower at a discount of 0.25% of the principal amount thereof; provided that the Incremental Amendment Additional Term Lenders may determine that, in lieu of such Incremental Term Loans being issued at a discount, the Borrower shall pay upfront fees to the Incremental Amendment Additional Term Lenders in the aggregate amount of 0.25% of the principal amount of the Incremental Term Loans on the Incremental Amendment Effective Date (or a combination of such discount and/or upfront fees not to exceed 0.25% in the aggregate may be required, as determined and notified by the Incremental Amendment Additional Term Lenders to the Borrower prior to the Incremental Amendment Effective Date).

SECTION 5. Type of Amendments. The Borrower and the Administrative Agent hereby agree that all amendments set forth herein are, in the reasonable opinion of the Administrative Agent and the Borrower, necessary or appropriate to effectuate the provisions of Section 2.20 of the Credit Agreement.

SECTION 6. Conditions Precedent to Incremental Term Loans. This Amendment, and each Incremental Amendment Additional Term Lender’s obligation to provide the Incremental Term Loans on the Incremental Amendment Effective Date, shall be subject to the satisfaction or waiver of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party and each Incremental Amendment Additional Term Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders (including, without limitation, the Incremental Amendment Additional Term Lenders) and dated the Incremental Amendment Effective Date) of each of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties, (ii) Richards, Layton & Finger, P.A., Delaware counsel for the Loan Parties, (iii) Durham, Jones & Pinegar P.C., Utah counsel for the Loan Parties, (iv) Edwards Wildman Palmer LLP, Florida counsel for the Loan Parties and (v) Troutman Sanders LLP, Georgia counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

(c) The Administrative Agent shall have received a certificate of each Loan Party, dated the Incremental Amendment Effective Date, substantially in the form of Exhibit H to the Credit Agreement with appropriate insertions, or otherwise in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of such Loan Party, and including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section.

(d) The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s Organizational Documents most recently certified and delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Incremental Amendment Effective Date, (iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution and delivery, as applicable, and performance of the Loan Documents to which it is a party, certified as of the Incremental Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(e) The Administrative Agent shall have received all fees and other amounts (which may, at the Administrative Agent’s option in consultation with the Borrower, be offset against the Incremental Term Loans made on the Incremental Amendment Effective Date) previously agreed in writing by the Incremental Amendment Arrangers and the Borrower to be due and payable on or prior to the Incremental Amendment Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Incremental Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.

(f) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

(g) The Administrative Agent and the Incremental Amendment Arrangers shall have received, at least three (3) Business Days prior to the Incremental Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Incremental Amendment Effective Date by the Administrative Agent or the Incremental Amendment Arrangers that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(h) The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Term Loans not later than 2:00pm, New York City time, one Business Day before the Incremental Amendment Effective Date and otherwise in accordance with the requirements of Section 2.03 of the Credit Agreement.

(i) Each of the conditions set forth in Section 4.02 (Each Credit Event) of the Credit Agreement shall have been satisfied or waived (it being understood that all references to “the date of such Borrowing” in Section 4.02 of the Credit Agreement shall be deemed to refer to the Incremental Amendment Effective Date).

The Administrative Agent shall notify Holdings, the Borrower and the Lenders of the Incremental Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Term Loans. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (as defined in the Collateral Agreement), including the Incremental Amendment Additional Term Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Term Loans from time to time outstanding shall be deemed to be Secured Obligations (as defined in the Collateral Agreement).

SECTION 8. Expenses; Indemnity; Damage Waiver. Sections 9.03(a), (b), (d) and (e) of the Credit Agreement are hereby incorporated, mutatis mutandis, by reference as if such sections were set forth in full herein. The terms and conditions of Sections 9.03(a), (b), (d) and (e) of the Credit Agreement shall apply, mutatis mutandis, to each Incremental Amendment Arranger, in its capacity as such, as if it were the Administrative Agent under the Credit Agreement, including, for the avoidance of doubt, liabilities, losses, damages, claims, costs, expenses and disbursements arising out of the arrangement and syndication of the Incremental Term Loans; provided that, notwithstanding anything else therein, such expense reimbursement provisions of Section 9.03(a) of the Credit Agreement shall only apply as provided hereinabove if the Incremental Amendment Effective Date occurs.

SECTION 9. Miscellaneous.

(a) Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Amendment Additional Term Lender shall be as set forth below its signature below.

(b) Non-U.S. Lenders. Each Incremental Amendment Additional Term Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Code), if any, shall have delivered to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Amendment Additional Term Lender may be required to deliver to Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

(c) Recordation of the Incremental Term Loans. Upon execution and delivery hereof, and the funding of the Incremental Term Loans, the Administrative Agent will record in the Register the Incremental Term Loans made by the Incremental Amendment Additional Term Lenders.

(d) Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(e) Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(f) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(g) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Incremental Amendment Additional Term Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.

(h) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in Section 8(g) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(i) Consent to Service of Process. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(j) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(k) Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(l) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(m) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EIG INVESTORS CORP., as Borrower

By:	/s/ David C. Bryson
Name: David C. Bryson
Title: Secretary

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC., as Holdings

By:	/s/ David C. Bryson
Name: David C. Bryson
Title: Secretary

[Signature Page to Incremental Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

[Signature Page to Incremental Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Additional Term Lender

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory
Notice Address: Credit Suisse AG, Cayman Islands Branch 7033 Louis Stephens Dr. P.O. Box 110047 Research Triangle Park, NC 27709 Attention: Sean Portrait Telephone: (919) 994-6369 Fax: (212) 322-2291

[Signature Page to Incremental Amendment]

With respect only to Section 7 and Section 9:

BLUEHOST INC.

FASTDOMAIN INC.

DOMAIN NAME HOLDING COMPANY, INC.

ENDURANCE INTERNATIONAL GROUP – WEST, INC.

THE ENDURANCE INTERNATIONAL GROUP, INC.

HOMESTEAD TECHNOLOGIES INC.

HOSTGATOR.COM LLC

A SMALL ORANGE, LLC

By:	/s/ David C. Bryson
Name: David C. Bryson
Title: Chief Legal Officer and Secretary

[Signature Page to Incremental Amendment]

Schedule I

As of the Incremental Amendment Effective Date:

Incremental Amendment Additional Term Lender	Incremental Amendment Term Commitment Increase
Credit Suisse AG, Cayman Islands Branch	$90,000,000
Total:	$90,000,000

Schedule II

DATE	SCHEDULED TERM LOAN REPAYMENT
September 30, 2013	$2,226,130.65
December 31, 2013	$2,226,130.65
March 31, 2014	$2,226,130.65
June 30, 2014	$2,226,130.65
September 30, 2014	$2,226,130.65
December 31, 2014	$2,226,130.65
March 31, 2015	$2,226,130.65
June 30, 2015	$2,226,130.65
September 30, 2015	$2,226,130.65
December 31, 2015	$2,226,130.65
March 31, 2016	$2,226,130.65
June 30, 2016	$2,226,130.65
September 30, 2016	$2,226,130.65
December 31, 2016	$2,226,130.65
March 31, 2017	$2,226,130.65
June 30, 2017	$2,226,130.65
September 30, 2017	$2,226,130.65
December 31, 2017	$2,226,130.65
March 31, 2018	$2,226,130.65
June 30, 2018	$2,226,130.65
September 30, 2018	$2,226,130.65
December 31, 2018	$2,226,130.65
March 31, 2019	$2,226,130.65
June 30, 2019	$2,226,130.65
September 30, 2019	$2,226,130.65
Term Maturity Date	Remainder